                                                                    EXHIBIT 10.1


                        TRUE NORTH COMMUNICATIONS INC.
            (FORMERLY, FOOTE, CONE & BELDING COMMUNICATIONS, INC.)
                                ______________

                               STOCK OPTION PLAN

                  (Amended and Restated Effective May, 1999)

  I. Purpose. This Plan is an amendment and restatement, effective May, 1999, of the stock option plan initially adopted by FOOTE, CONE & BELDING COMMUNICATIONS, INC. (the "Corporation") on the 24th day of October, 1968, in order that employees of, and certain other key individuals who perform services for, the Corporation or its subsidiaries may be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation. Awards granted under the Plan may include (i) options to purchase shares of the Corporation's common stock in the form of incentive stock options or non-qualified stock options, (ii) stock appreciation rights and (iii) restricted stock awards.

   II. Stockholders. This Plan has been approved by the stockholders of the Corporation.

   III. Stock. The Corporation may, by action of the Compensation Committee of the Board of Directors of the Corporation (the "Board" and the "Committee"), grant awards of stock options, stock appreciation rights and restricted stock under the Plan; provided that no more than 700,000 shares of the Corporation's common stock may be subject to awards of restricted stock under the Plan and no more than 15,814,000 shares of the Corporation's common stock may be subject to all awards under the Plan (inclusive of shares issued and awards granted under the Corporation's Outside Director Stock Option Plan). For the purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, the maximum number of shares of the Corporation's common stock with respect to which options or stock appreciation rights may be granted during any calendar year to any person shall be 300,000. To the extent that an outstanding award or any portion thereof expires, terminates unexercised or is canceled, the total number of shares of the Corporation's common stock subject to such award shall become available for future awards under the Plan, irrespective of whether a portion of such award has been exercised. Shares of the Corporation's common stock to be delivered under the Plan shall be made available from the Corporation's authorized but unissued common stock or the Corporation's treasury stock, as the Corporation may determine.

   IV. Eligibility for Participation. All employees of, and other individuals (other than directors who are not employees of the Corporation) who perform services for, the Corporation or any subsidiary corporation shall be eligible to participate in this Plan. The term "subsidiary corporation" means any corporation in which this Corporation has a direct or indirect interest equal to 20% or more of the total combined voting power of all classes of stock of such corporation. The Corporation and the foregoing subsidiary corporations are hereinafter collectively called the "Companies" and individually a "Company."

   Anything to the contrary notwithstanding, only employees of the Companies shall be eligible to receive incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") and no Incentive Stock Option shall be granted under this Plan to an otherwise eligible participant if, immediately after the Incentive Stock Option is granted, he or she owns (including the stock under the Incentive Stock Option award) directly or indirectly 10% or more of the total combined voting power or value of all classes of stock of the Corporation. In addition, to the extent that the aggregate fair market value (determined as of the date of grant) of shares of the Corporation's common stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under the Plan or any other plan of a Company) exceeds $100,000, such options shall not constitute Incentive Stock Options.

   V. Date of Grant. Unless the Committee shall by resolution otherwise expressly provide, the date upon which the Board or the Committee acts to grant an award shall, for all purposes of this Plan or of the award agreement entered into pursuant to such action, be deemed the date upon which such award is granted. From and after such date the participant to whom such action is granted shall have all rights of an award holder as provided in this Plan, without regard to the date upon which a formal written agreement evidencing the grant shall be executed and delivered. Whenever an award is granted under the Plan to a participant, written notice of such grant shall be forthwith given to him or her, pursuant to Article IX hereof.

   VI. Price. The price of the common stock of the Corporation offered to any participant under this Plan by the grant of an option to him or her to purchase such stock shall be such amount as the Committee shall determine; provided, however, that such price shall be in no event less than 100% of the fair market value of such stock on the date of the grant of the option.

   VII. Time of Exercise. Except as hereinafter specified, each option granted under this Plan shall be exercisable at such time as the Committee shall determine when granting such option; provided however, that each such option shall become exercisable upon a "change in control" (as defined below) of the Corporation. "Change in control" shall mean (i) an acquisition (other than directly from the Corporation) of 15% or more of the beneficial interest in the voting stock of the Corporation by a party other than the Corporation or a Corporation-sponsored benefit plan, or (ii) a change in the Board as a result of which the current directors (together with the successors they nominate or approve for nomination) cease to be a majority of the Board.

   VIII. Expiration of Options. Shares with respect to which a stock option is granted shall not be available for grant of a subsequent stock option to the same participant by cancellation or surrender of such prior stock option. Any stock option granted under this Plan shall by its terms expire no later than 10 years after the date of its grant, and anything herein to the contrary notwithstanding, no exercise as to any shares covered by such option shall be honored on or after the tenth anniversary of the date of grant.

   IX. Notice of Grant. When any grant of any award under this Plan is made to any participant by the Committee, the participant shall be promptly notified of such grant. As soon thereafter as practicable a formal award agreement shall be executed by and between the Corporation and the participant subject to the same conditions and limitations as this Plan.

   X. Termination of Employment or Service. All the terms relating to the exercise, cancellation or other disposition of an option or stock appreciation right and all the terms relating to the satisfaction of performance measures, the termination of the restriction period or any cancellation or forfeiture of a restricted stock award upon a termination of employment with or service to the Companies of the holder of such option, stock appreciation right or restricted stock award whether by reason of permanent incapacity to render services to such Companies of the general nature for which the individual is employed by or engaged to perform for such Companies (which incapacity shall be deemed to exist only upon a duly licensed physician's written certification of it) ("Disability"), retirement, death or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such option, stock appreciation right or restricted stock award and shall be specified in the formal written agreement relating to such option, stock appreciation right or restricted stock award. Notwithstanding the foregoing, an Incentive Stock Option shall expire and become null and void no later than (i) one year after the date of Disability or death with respect to any termination as a result of Disability or death and (ii) 90 days after the date of termination with respect to any other termination; and within such period the participant or his or her executor, administrator, legal representative, designated beneficiary or similar person ("personal representative"), as the case may be, may exercise the Incentive Stock Option to the extent the Incentive Stock Option is exercisable at the date of termination.

   XI. Manner of Exercise. Each exercise of an option granted hereunder shall be made by the delivery by the participant (or his or her personal representative, as the case may be) of written notice of such election to the Corporation, at such office as it may designate by agreement with the participant, stating the number of shares with respect to which the option is being exercised. No shares shall be issued until full payment therefor shall have been made as provided below. Delivery of the shares may be made at the office of the Corporation or at the office of a transfer agent appointed for the transfer of shares of the Corporation, as the Corporation shall determine. Shares shall be registered in the name of the participant or his or her personal representative, as the case may be. Neither a participant nor his or her personal representative shall have any of the rights of a stockholder as to the shares with respect to which the option is being exercised, until the shares are issued as herein provided. In the event of any failure to take and pay for the number of shares specified in the notice of election on the date stated therein, the option shall terminate as to such number of shares, but shall continue with respect to any remaining shares subject to the option as to which exercise has not yet been made. Anything herein to the contrary notwithstanding, if any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or a participant to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such participant, then the date stated therein for the delivery of the shares shall be postponed until the fifth business day next following the completion of such action.

     (a) Payment in Cash. If the shares as to which the option is being exercised are to be paid for entirely in cash, such notice shall specify a date, not less than 10 nor more than 15 days after the date of the mailing of such notice, on which the shares will be taken and payment made therefor. On the date specified in the notice of election, the Corporation shall deliver, or cause to be delivered, to the participant stock certificates for the number of shares with respect to which the option is being exercised, against payment therefor and (if applicable) delivery to the Corporation of the certification described in Article XV below.

     (b) Request to Make Payment in Shares of the Corporation. As to each participant, if requested by such participant or his or her personal representative and approved by the Corporation management responsible for the day-to-day administration of the Plan, payment may be made by transfer to the Corporation of previously owned whole shares of the Corporation (which the participant has held for at least six months prior to the delivery of such shares, or which the participant purchased on the open market, and in each case for which the participant has good title, free and clear of all liens and encumbrances) or any combination of cash and such shares of the Corporation, having a fair market value, determined as of the close of business on the day preceding the transfer, equal to, but not exceeding, the full option price of the shares with respect to which the option is being exercised. Each request to exercise the payment alternative provided for hereunder shall be made by the delivery by the participant (or his or her personal representative, as the case may be) of written notice of such request to the Corporation, at such office as it may designate by agreement with the participant, stating the number of shares with respect to which the option is being exercised and that the participant desires to make payment by reason of such exercise in the shares of common stock or, if a combination of common stock and cash, the proportions thereof. The Corporation shall respond promptly to any such request. In no event will the denial of a participant's request to make payment of all or a portion of the option price in shares of the Corporation abridge the participant's rights to make payment as specified in Article XI(a) above.

  XII. Stock Appreciation Rights. The Corporation may, by action of the Committee, grant stock appreciation rights in connection with all or part of any option granted under the Plan, either concurrently with the grant of such option or at any time thereafter prior to the exercise or expiration of such option; provided, however, that any stock appreciation right related to an Incentive Stock Option shall be granted at the same time that the Incentive Stock Option is granted. Such stock appreciation rights shall be evidenced by stock appreciation rights agreements not inconsistent with and subject to the same conditions and limitations as this Plan. A stock appreciation right shall be exercisable at such time as the Committee shall determine when granting such right, but shall not be exercisable with respect to any shares before the time the participant could exercise his or her option to purchase such shares under his or her related stock option. The stock appreciation right shall entitle the participant, in the event of his or her exercise of such right, to receive, without payment to the Corporation (other than applicable withholding taxes) the excess of the fair market value, on the date of such exercise, of the shares as to which the right is exercised over the option price of such shares. Such excess shall be paid (i) in shares of common stock by the transfer and delivery to the participant of that number of shares having an aggregate fair market value on the date of such exercise equal to such excess, or (ii) if requested by the participant and approved by the Committee, in cash or partially in cash and partially in shares. The stock appreciation right shall expire if and to the extent that the stock option issued in connection with it is exercised. Upon exercise of a stock appreciation right the shares covered by the related option shall not be available for the grant of further options under this Plan. Each exercise of a stock appreciation right shall be made by the delivery by the participant (or his or her personal representative, as the case may be) of written notice of such election to the Committee, in care of the Secretary of the Corporation, 101 East Erie Street, Chicago, Illinois 60611, identifying the related stock option, stating the number of shares with respect to which the stock appreciation right is being exercised and stating whether the participant desires to receive by reason of such exercise shares of common stock or cash or, if a combination of both, the proportions thereof. For purposes of this Plan, the date of exercise shall be the date when such notice of election is received. As soon as practical after the date of such receipt, the Corporation shall deliver or cause to be delivered to such participant, upon the participant's payment of the applicable withholding taxes, stock certificates for the number of shares requested in the notice of exercise, or if requested by the participant and approved by the Committee, cash or cash and stock certificates for shares as so approved.

  XIII. Restricted Stock Awards. The Committee may, in its discretion, grant restricted stock awards to such eligible individuals as may be selected by the Committee. Restricted stock awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

     (a) Number of Shares and Other Terms. The number of shares of the Corporation's common stock subject to a restricted stock award and the performance measures (if any) and restriction period applicable to a restricted stock award shall be determined by the Committee.

     (b) Vesting and Forfeiture. The formal written agreement relating to a restricted stock award shall provide, in the manner determined by the Committee in its discretion, and subject to the provisions of the Plan, (i) for the vesting of the shares of the Corporation's common stock subject to such award (A) if specified performance measures are satisfied or met during the specified restriction period or (B) if the holder of such award remains continuously in the employment of or service to a Company during the specified restriction period and (ii) for the forfeiture of the shares of the Corporation's common stock subject to such award (A) if specified performance measures are not satisfied or met during the specified restriction period or
  (B) if the holder of such award does not remain continuously in the employment of or service to a Company during the specified restriction period.

     (c) Share Certificates. During the restriction period, a certificate or certificates representing a restricted stock award may be registered in the holder's name and may bear a legend indicating that the ownership of the shares of the Corporation's common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the formal written agreement relating to the restricted stock award. All such certificates shall be deposited with the

  Corporation, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Corporation, which would permit transfer to the Corporation of all or a portion of the shares of the Corporation's common stock subject to the restricted stock award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period (and the satisfaction or attainment of applicable performance measures) and subject to the Corporation's right to require payment of any taxes in accordance with Article XIX, a certificate or certificates evidencing ownership of the requisite number of shares of the Corporation's common stock shall be delivered to the holder of such award.

     (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the formal written agreement relating to a restricted stock award, and subject to the terms and conditions of a restricted stock award, the holder of such award shall have all rights as a stockholder of the Corporation, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of the Corporation's common stock; provided, however, that a distribution with respect to shares of the Corporation's common stock, other than a distribution in cash, shall be deposited with the Corporation and shall be subject to the same restrictions as the shares of the Corporation's common stock with respect to which such distribution was made.

   XIV. Action to Prevent Dilution. If any change is made in the stock subject to this Plan by reason of stock dividends, a stock split-up or similar corporate action, appropriate actions shall be taken by the Committee as to the number of shares and price per share of the stock subject to this Plan or to any award granted hereunder and to the maximum number of shares of the Corporation's common stock with respect to which awards may be granted under this Plan during any calendar year to any person in order to prevent dilution.

   XV. Securities Registration. In the event that at any time the Plan is not registered by the Corporation under the Securities Act of 1933, as amended, the issuance of shares under said Plan shall be subject to the following provision: a participant shall certify to the Corporation in such form as it shall require that he or she will receive and hold such shares for investment and not with a view to resale or distribution thereof to the public.

   XVI. Employment Obligations. The grant of an award under this Plan shall not impose any obligation on any of the Companies to continue the employment of any participant. Participation in this Plan shall not affect the eligibility of any participant for any profit sharing, bonus, insurance, pension, or other extra compensation plan which any of the Companies may have heretofore adopted or may at any time hereafter adopt for any employees and other key individuals who perform services therefor.

   XVII. Assignment and Designation of Beneficiary. Any option or stock appreciation right granted under the Plan shall, by its terms, be exercisable during the lifetime of the participant only by the participant. Any award granted under the Plan shall not be assigned, pledged or hypothecated in any way, shall not be subject to execution, and shall not be transferable by the participant otherwise than by will or the laws of descent and distribution or to be designated beneficiary in the event of the participant's death. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of any award granted hereunder contrary to the provisions hereof, and the levy of any attachment or similar proceedings upon any option or stock appreciation right, shall be null and void. A participant may file with the Corporation a written designation of one or more persons as such participant's beneficiary or beneficiaries (both primary and contingent) in the event of the participant's death. To the extent an outstanding option or stock appreciation right granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or stock appreciation right.

  Each beneficiary designation shall become effective only when filed in writing with the Corporation during the participant's lifetime on a form prescribed by the Corporation. The spouse of a married participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Corporation of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a participant fails to designate a beneficiary, or if all designated beneficiaries of a participant predecease the participant, then each outstanding option hereunder held by such participant, to the extent exercisable, may be exercised by such participant's executor, administrator, legal representative or similar person.

  XVIII. Liquidation. Upon the complete liquidation of the Corporation, any outstanding awards heretofore granted under this Plan shall be deemed canceled. In the event of the complete liquidation of the Company (other than the Corporation) employing the participant or for which he or she performs services or in the event such Company ceases to be a subsidiary of the Corporation, any outstanding awards granted hereunder shall be deemed canceled unless the participant shall become employed by or commences to render services to another Company (including the Corporation) concurrently with such event.

  XIX. Withholding Requirements. The Corporation shall have the right to require, prior to the issuance or delivery of any shares of the Corporation's common stock, payment by the holder of the award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with the award. At the request of a participant or his or her personal representative, and subject to approval by the Corporation, the Corporation may satisfy any such tax withholding obligations by withholding from the number of shares to be delivered to the participant that number of shares (based on the then fair market value of the shares) equal to the amount of such tax to be withheld. In the alternative, and subject to approval by the Corporation, the participant may deliver to the Corporation in whole or partial satisfaction of such tax withholding obligations, previously owned whole shares to which the participant has good title, free and clear of all liens and encumbrances, which shall be valued for such purpose at the then fair market value of such shares.

  XX. Governing Law. Awards granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Illinois.

  XXI. Amendment and Construction. The Board may supplement, amend, suspend or discontinue this Plan at any time for any reason whatsoever; provided, however, unless the Board specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any applicable law or regulation if such revision or amendment were not approved by the stockholders of the Corporation shall not become effective unless and until the approval of the stockholders of the Corporation is obtained; and provided, further, however, that no award under this Plan may be altered or canceled, except in accordance with its terms, without the written consent of the participant to whom such award was granted. The Committee shall have the exclusive authority to administer this Plan and to construe the terms of this Plan and any award granted under it.

 XXII. Term of the Plan. No award shall be granted hereunder after 10 years from May 26, 1999.